EMPOWER FUNDS, INC.
Empower Global Bond Fund
Institutional Class Ticker: MXZMX
Investor Class Ticker: MXGBX
(the “Fund”)
Supplement dated March 24, 2023 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 29, 2022, as supplemented
At meetings held on February 15-16, 2023, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved transitioning the sub-adviser responsibilities currently handled by BlueBay Asset Management LLP (“BlueBay”) to RBC Global Asset Management (UK) Limited (“RBC GAM UK”), on or about April 1, 2023 (the “Effective Date”). The portfolio managers currently responsible for the day-to-day management of the Fund will continue to manage the Fund’s investments. This sub-adviser change is occurring as a result of BlueBay merging with and into its affiliate, RBC GAM UK, as of the Effective Date.
On the Effective Date the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
All references to BlueBay Asset Management LLP in the Prospectus and Summary Prospectus are hereby removed and replaced with RBC Global Asset Management (UK) Limited.
The section of the SAI entitled “BLUEBAY ASSET MANAGEMENT LLP” is hereby deleted in its entirety. Immediately following “PUTNAM INVESTMENT MANAGEMENT, LLC” in the section entitled “Sub-Advisers” of the SAI, a new sub-section is being added:
RBC GLOBAL ASSET MANAGEMENT (UK) LIMITED
RBC Global Asset Management (UK) Limited (“RBC GAM UK”) serves as a Sub-Adviser to the Empower Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and RBC GAM UK dated April 1, 2023. RBC GAM UK, a corporation organized under the laws of England and Wales, with its principal business address at 77 Grosvenor Street, London, W1K3JR, is registered as an investment adviser pursuant to the Advisers Act. RBC is an indirect, wholly-owned subsidiary of the Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. RBC GAM UK was founded in 1998 and provides global investment management services and solutions to institutional, high net worth and individual investors.
ECM is responsible for compensating RBC GAM UK, which receives monthly compensation for its services at the annual rate of 0.25% of the average daily net asset value on the first $100 million of assets and 0.20% on all assets over $100 million on the portion of the Fund RBC GAM UK manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Mark Dowding	0	$0	11	$10,341	14	$5,930	0	$0	2	$275	1	$389
Kaspar Hense, CFA	0	$0	6	$7,887	19	$6,196	0	$0	0	$0	3	$986
Material Conflicts of Interest Policy

RBC GAM UK provides a variety of discretionary and non-discretionary investment advisory services and products to its clients. As a result, the following potential and actual conflicts of interest, among others, are presented to RBC GAM UK in the operation of its investment advisory services:
•RBC GAM UK faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.
•RBC GAM UK may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, RBC GAM UK may face conflicts of interest with respect to redeeming investors and remaining investors.
•RBC GAM UK may collect greater compensation for certain funds or accounts than that received for a fund or may receive performance-based compensation. This may create a potential conflict of interest for RBC GAM UK or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time or attention.
•Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, RBC GAM UK may have an incentive to allocate trades or investment opportunities to certain accounts or funds.
•As a result of information barriers, personnel within RBC GAM UK may trade differently from the Fund. Also, if RBC GAM UK obtains material non-public confidential information as part of its business activities with other clients, it may be restricted from purchasing or selling securities for a fund.
•Where RBC GAM UK advises both sides of a transaction (cross transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit its decision to engage in these transactions. RBC GAM UK may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions and has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any cross transactions will be effected in accordance with fiduciary requirements and applicable law.
•RBC GAM UK’s participation in certain markets or its actions for particular clients could also restrict or affect a fund’s ability to transact in those markets.
•Potential conflicts of interest also exist when RBC GAM UK has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon RBC GAM UK by law, regulation, contract or internal policies. They could prevent a fund from purchasing particular financial instruments, even if the financial instruments would otherwise meet the fund’s objectives.
•RBC GAM UK may value an identical asset differently than another division or unit within RBC GAM UK values the asset. RBC GAM UK may also value an identical asset differently in different accounts or funds.
•Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or RBC GAM UK voting differently to its affiliates or the advice given by its affiliates to their clients.
•Subject to applicable law, RBC GAM UK, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that they provide to funds in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
•RBC GAM UK and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of fund shares, as well as sponsor various educational programs, sales contests and/or promotions. RBC GAM UK, the distributor and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.
To address the types of conflicts referred to above, RBC GAM UK has adopted policies and procedures under which it will detect, manage or mitigate them in a manner that it believes is consistent with its obligations as an investment adviser.
Compensation
All employees are evaluated and rewarded annually during the yearly compensation review process. RBC GAM UK has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. RBC GAM UK operates a discretionary bonus scheme.

Remuneration of all investment professionals is geared to portfolio performance and takes into account the profitable growth of each investment team’s business.
RBC GAM UK continues to operate a discretionary deferred bonus arrangement for all employees awarded bonuses over a certain threshold. Under this arrangement, qualifying bonus awards are made in the form of conditional investments in advisory accounts managed by RBC GAM UK which vest at the end of a three-year period. Unvested bonus awards will typically be forfeited by a departing employee.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 29, 2022, as supplemented.
Please keep this Supplement for future reference.